Exhibit 10.1

FIFTH AMENDMENT

TO

RECEIVABLES PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 9, 2016 (this “Amendment”), to the Receivables Purchase Agreement, dated as of January 10, 2013, as amended by the First Amendment to Receivables Purchase Agreement, dated as of August 20, 2013, the Second Amendment to Receivables Purchase Agreement, dated as of December 13, 2013, the Third Amendment to Receivables Purchase Agreement, dated as of December 12, 2014 and the Fourth Amendment to Receivables Purchase Agreement, dated as of December 11, 2015 (as so amended, and as otherwise modified, supplemented, amended or amended and restated from time to time, the “Agreement”), each by and among Targa Receivables LLC, as seller (the “Seller”), TARGA RESOURCES PARTNERS LP (“Targa”), as servicer (in such capacity, together with its successors and permitted assigns in such capacity and any successor servicer designated in accordance with the terms of the Agreement, the “Servicer”), the various CONDUIT PURCHASERS party thereto from time to time, the various COMMITTED PURCHASERS party thereto from time to time, the various PURCHASER AGENTS party thereto from time to time, the various LC Participants party thereto from time to time, and PNC BANK, NATIONAL ASSOCIATION, as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”) and as LC BANK, is by and among the parties listed above. Unless otherwise defined in this Amendment, capitalized terms shall have the meanings assigned to such terms in the Agreement.

R E C I T A L S

WHEREAS, the Seller has requested that the Administrator and the Purchasers consent to an increase in the Purchase Limit by the addition of a new Purchaser Group (the “New Purchaser Group”) consisting of Wells Fargo Bank, National Association, as Committed Purchaser (in such capacity, the “New Committed Purchaser”), LC Participant (in such capacity, the “New LC Participant”) and as Purchaser Agent (in such capacity, the “New Purchaser Agent”);

WHEREAS, subject to the terms hereof, the parties to the Agreement wish to make certain amendments to the Agreement and to add the New Purchaser Group as parties thereto as provided herein.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and sufficient consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1. Amendments to the Agreement.

1.1. The Commitments of each Committed Purchaser set forth on the signature pages to the Agreement are amended and restated in their entirety to be the Commitments set forth on the signatures pages of such Committed Purchaser to this Amendment.

1.2. The LC Sublimit Commitments of each LC Bank and LC Participant set forth on the signature pages to the Agreement are amended and restated in their entirety to be the LC Sublimit Commitments set forth on the signatures pages of such LC Bank and LC Participant to this Amendment.

1.3. The defined term “Facility Termination Date” appearing in Exhibit I to the Agreement is hereby amended by deleting the date “December 9, 2016” therein and replacing it with “December 8, 2017”.

1.4. The following defined terms appearing in Exhibit I to the Agreement are hereby amended and restated to read as follows:

“Contra Deduction Amount” means, on any day, an amount equal to (A) $0 or (B) if either a Level 1 Ratings Event has occurred and is continuing or the Days Payable Outstanding as of such day is greater than 18 days, the sum of all amounts determined as follows: for each Obligor, the aggregate amounts payable, if any, by the applicable Originator to such Obligor as of the last day of the most recently ended Fiscal Month other than (i) any such amounts payable subject to a Net-Out Agreement and (ii) any such amounts payable asserted by such Obligor as an offset to the Outstanding Balance of Eligible Receivables of such Obligor; provided, that if, at any time, the aggregate amounts payable by the applicable Originator to such Obligor equal or exceed the Unsupported Outstanding Balance of Eligible Receivables of such Obligor at such time, then the amount determined pursuant to this defined term for such Obligor shall be the greater of (x) $0 and (y) the Unsupported Outstanding Balance of Eligible Receivables of such Obligor at such time.

“Majority Purchaser Agents” means, at any time, Purchaser Agents whose aggregate Ratable Shares exceed 50%; provided, that so long as there is more than one Purchaser Group, “Majority Purchaser Agents” shall mean a minimum of two Purchaser Agents.

“Purchase Limit” means $275,000,000, as such amount may be reduced pursuant to Section 1.1(c) or in connection with any Exiting Purchaser pursuant to Section 1.22, or increased pursuant to Section 1.2(e) or (f). References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the sum of the then outstanding Aggregate Capital plus the LC Participation Amount.

“Targa Midstream Contribution Agreement” means the Receivables Contribution Agreement, dated as of December 11,

2015, between Targa Midstream Services LLC and Targa Gas Marketing LLC, as the same may be amended, restated, supplemented or otherwise modified from time to time.

1.5. The following defined terms are hereby added to Exhibit I of the Agreement in the appropriate alphabetical sequence to read as follows:

“Contra Payable” means any amount constituting a payable owing by Targa Liquids Marketing and Trade LLC to an Obligor.

“Days Payable Outstanding” means, as of the last day of each Fiscal Month, (i) so long as the aggregate amount of all Contra Payables paid during such Fiscal Month was $25,000,000 or greater, the ratio of (a) the aggregate sum with respect to each Contra Payable paid in such Fiscal Month of the product of (x) the number of days between the invoice date of each such Contra Payable and the date that payment under such Contra Payable was made or, if payment has not yet been made, the later of the due date of such payment and the last day of such Fiscal Month, and (y) the amount of such Contra Payable divided by (b) the aggregate amount of all Contra Payables accrued whether paid or unpaid in such Fiscal Month or (ii) if the aggregate amount of all Contra Payables paid during such Fiscal Month was less than $25,000,000, the ratio of (a) the aggregate sum with respect to each Contra Payable paid in the two Fiscal Months then ended of the product of (x) the number of days between the invoice date of each such Contra Payable and the date that payment under such Contra Payable was made, and (y) the amount of such Contra Payable divided by (b) the aggregate amount of all Contra Payables accrued whether paid or unpaid during the two Fiscal Months then ended.

1.6 Section 6.1 is hereby amended and restated in its entirety to read as follows:

Section 6.1 Amendments, Etc. No amendment or waiver of any provision of this Agreement or consent to any departure by the Seller or the Servicer therefrom, shall be effective unless in a writing signed by the Majority Purchaser Agents and, in the case of an amendment, signed by the Seller and the Servicer; and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that, to the extent required by the securitization program of any Conduit Purchaser, no material amendment shall be effective until the Rating Agency Condition shall have been satisfied with respect thereto (the Purchaser Agent for each Conduit Purchaser hereby agrees to provide executed copies of any material amendment to or waiver of any provision of this Agreement to the Rating Agencies); provided, further that no amendment, waiver or consent shall affect the rights or duties of the Administrator unless signed by the Administrator; provided, further that no amendment, waiver or consent shall affect the rights or duties of the LC Bank or any LC Participant unless signed by the LC Bank or such LC Participant, as applicable; provided, further that no such amendment, waiver or consent shall, unless in a writing signed by each Purchaser, (A) extend the date of any payment or deposit of Collections by the Seller or the Servicer, (B) reduce the rate or extend the time of payment of Discount, (C) reduce any fees payable to the Administrator, any Purchaser Agent or any Purchaser pursuant to the Fee Letter, (D) change the amount of Capital of any Purchaser, any Purchaser’s pro rata share of the Purchased Interest or any Committed Purchaser’s Commitment or any LC Participant’s LC Sublimit Commitment, (E) amend, modify or waive any provision of the definition of “Majority Purchaser Agents” or this Section 6.1, (F) consent to or permit the assignment or transfer by the Seller or the Servicer of any of its rights and obligations under this Agreement, (G) change the definition of “Defaulted Receivable,” “Delinquent Receivable,” “Dilution Reserve Percentage,” “Eligible Receivable,” “Excess Concentration Amount,” “Facility Termination Date” (other than an extension of such date in accordance with clause (H) below or in accordance with Section 1.22), “Look Through Effective Date,” “Loss Reserve Percentage,” “Net Receivables Pool Balance,” “Total Reserves,” “Termination Event,” or Yield Reserve Percentage,” (H) extend the “Facility Termination Date” or increase the “Special Obligor Limit” set forth in Schedule III or (I) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (H) above in a manner that would circumvent the intention of the restrictions set forth in such clauses. In addition to the foregoing, the Seller and the Administrator agree not to amend the Sale Agreement without the consent of the Majority Purchaser Agents. Without limiting any other provision of this Section 6.1, to the extent required pursuant to the securitization program of any Conduit Purchaser, the parties to this Agreement: (i) shall not, without obtaining a confirmation of the then-current rating of the Notes of such Conduit Purchaser, waive any of the representations set forth in Section 3 to Exhibit III; (ii) shall provide the Ratings Agencies with prompt written notice of any breach of any representations set forth in Section 3 to Exhibit III, and (iii) shall not, without obtaining a confirmation of the then-current rating of such Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the representations set forth in Section 3 to Exhibit III. No failure on the part of the Purchasers, the Purchaser Agents or the Administrator to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

Section 2. Representations and Warranties of the Seller and Targa. (i) The Seller makes the representations and warranties contained in Sections 1 and 3 of Exhibit III to the Agreement, and (ii) Targa makes the representations and warranties in Section 2 of Exhibit III to the Agreement, in each case, as of the Effective Date (as defined below) (unless any such representation or warranty expressly indicates it is being made as of another specific date), both before and immediately after giving effect to this Amendment.

Section 3. Agreement in Full Force and Effect, as Amended. All of the terms and conditions of the Agreement shall remain in full force and effect, as amended by this Amendment. All references to the Agreement in the Agreement or any other document or instrument shall be deemed to mean the Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment with respect thereto. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

Section 4. Effectiveness. This Amendment shall become effective in accordance with its terms as of the date hereof (the “Effective Date”) upon receipt by the Administrator of:

(i) counterparts of this Amendment executed by the Seller, the Servicer, the Administrator, each Purchaser Agent, each LC Bank, each LC Participant and each Purchaser;

(ii) a duly executed copy of the Fourth Amended and Restated Fee Letter dated as of the date hereof, together with payment of the fees required by the terms thereof to be paid on the date hereof;

(iii) a duly executed copy of the Administrator Fee Letter, dated as of the date hereof;

(iv) reliance letters of Bracewell LLP with respect to (a) that certain opinion letter dated as of January 10, 2013 regarding bankruptcy matters, (b) that certain opinion letter dated as of December 12, 2014 regarding bankruptcy matters relating to Targa Gas Marketing LLC, and (c) that certain opinion letter dated as of December 11, 2015 regarding certain bankruptcy matters relating to Targa Midstream Services LLC;

(v) a good standing certificate from the Secretary of State of Delaware with respect to the Seller; and

(vi) a certificate from an authorized officer of the Seller certifying that the resolutions previously certified to the Purchasers remain in force.

Section 5. New Purchaser Group. (a) The New Committed Purchaser agrees to become a Committed Purchaser under the Agreement with a Commitment in an amount set forth under its signature hereto. The New Committed Purchaser and each other Purchaser under the Agreement agree to make Funded Purchases based on their Commitments as in effect on the date hereof and shall make all appropriate adjustments in Funded Purchases under the Agreement for periods prior to the date hereof (such Funded Purchases shall be arranged through the Administrator and each Purchaser hereby agrees to execute such further instruments and documents, if any, as the Administrator may reasonably request in connection therewith).

(b) The New LC Participant agrees to become an LC Participant under the Agreement with an LC Sublimit Commitment in an amount set forth under its signature hereto. The New LC Participant and each other LC Participant and LC Bank under the Agreement agree to make participation advances (which shall be deemed to be Funded Purchases) based on their LC Sublimit Commitments as in effect on the date hereof and shall make all appropriate adjustments in participation advances under the Agreement for periods prior to the date hereof (such participation advances shall be arranged through the Administrator and each LC Participant and LC Bank hereby agrees to execute such further instruments and documents, if any, as the Administrator may reasonably request in connection therewith).

(c) Each member of the New Purchaser Group hereby confirms that it has received a copy of the Transaction Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Agreement as a condition to the initial Purchase thereunder. Each member of the New Purchaser Group acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrator or any other Purchaser and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Agreement. Each member of the New Purchaser Group further acknowledges and agrees that the Administrator has not made any representations or warranties about the credit worthiness of the Seller or any other party to the Agreement or any other Transaction Document or with respect to the legality, validity, sufficiency or enforceability of the Agreement or any other Transaction Document or the value of any security therefor.

(c) Upon execution and delivery of this Amendment by the Seller, each Purchaser Agent and each member of the New Purchaser Group, and receipt by the Administrator and Seller of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto, (i) each Purchaser Agent shall be deemed to have consented to the addition of the New Purchaser Group to the Agreement and (ii) each member of the New Purchaser Group shall become a party to, and have the rights and obligations of Purchasers or LC Participants, as applicable, under the Agreement.

(d) The New Purchaser Agent shall deliver to the Administrator and Seller such information and shall complete such forms as are reasonably requested of such Person by the Administrator and Seller.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts (including by way of facsimile or electronic transmission), each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

Section 7. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

TARGA RECEIVABLES LLC, as Seller

By:	/s/ Chris McEwan
Chris McEwan
Vice President and Treasurer

Address:	1000 Louisiana, Suite 4300 Houston, Texas 77002 Attention: Vice President and Treasurer Telephone: (713) 584-1375 Facsimile: (713) 584-1523 Email: cmcewan@targaresources.com

[Signature Page to Fifth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

TARGA RESOURCES PARTNERS LP, as Servicer

By:	Targa Resources GP LLC, its general partner

By:	/s/ Chris McEwan
Chris McEwan
Vice President and Treasurer

Address:	1000 Louisiana, Suite 4300 Houston, Texas 77002 Attention: Vice President and Treasurer Telephone: (713) 584-1375 Facsimile: (713) 584-1523 Email: cmcewan@targaresources.com

[Signature Page to Fifth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ Eric Bruno
	Name:	Eric Bruno
	Title:	Senior Vice President

Address:	PNC Bank, National Association 300 Fifth Avenue Pittsburgh, Pennsylvania 15222 Attention: Brian M. Stanley Telephone: (412) 768-2001 Facsimile: (412)762-9184 Email: ABFAdmin@pnc.com

[Signature Page to Fifth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

THE PURCHASER GROUPS:

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the PNC Purchaser Group and as a Committed Purchaser

By:	/s/ Eric Bruno
	Name:	Eric Bruno
	Title:	Senior Vice President

Address:		PNC Bank, National Association 300 Fifth Avenue Pittsburgh, Pennsylvania 15222 Attention: Brian M. Stanley Telephone: (412) 768-2001 Facsimile: (412)762-9184 Email: ABFAdmin@pnc.com

Commitment: $175,000,000

PNC BANK, NATIONAL ASSOCIATION, as an LC Bank

By:	/s/ Eric Bruno
	Name:	Eric Bruno
	Title:	Senior Vice President

Address:		PNC Bank, National Association 300 Fifth Avenue Pittsburgh, Pennsylvania 15222 Attention: Brian M. Stanley Telephone: (412) 768-2001 Facsimile: (412)762-9184 Email: ABFAdmin@pnc.com

LC Sublimit Commitment: $63,636,363.64

[Signature Page to Fifth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Wells Fargo Purchaser Group and as a Committed Purchaser

By:	/s/ Eero Maki
	Name:	Eero Maki
	Title:	Managing Director

Address:		1100 Abernathy Road Suite 1600 Atlanta, GA 30328 Attention: Telephone: Facsimile: Email:

Commitment: $100,000,000

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an LC Participant

By:	/s/ Eero Maki
	Name:	Eero Maki
	Title:	Managing Director

Address:		See Above

Attention: Telephone: Facsimile: Email:

LC Sublimit Commitment: $36,363,636.36

[Signature Page to Fifth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]